owners' equity	12 Months Ended
Dec. 31, 2024
owners' equity
owners' equity
28	owners’ equity
(a)	TELUS Corporation Common Share capital - general

Our authorized share capital is as follows:

As at December 31	2024		2023
First Preferred Shares	1	billion	1	billion
Second Preferred Shares	1	billion	1	billion
Common Shares	4	billion	4	billion

Only holders of Common Shares may vote at our general meetings, with each holder entitled to one vote per Common Share held, provided that no less than 66-2/3% of the issued and outstanding Common Shares are owned by Canadians. With respect to priority in the payment of dividends and in the distribution of assets in the event of our liquidation, dissolution or winding-up, whether voluntary or involuntary, or any other distribution of our assets among our shareholders for the purpose of winding up our affairs, preferences are as follows: First Preferred Shares; Second Preferred Shares; and finally Common Shares.

As at December 31, 2024, we had reserved for issuance from Treasury: approximately 87 million Common Shares under a dividend reinvestment and share purchase plan (see Note 13(b)); approximately 46 million Common Shares under a restricted share unit plan (see Note 14(b)); and approximately 12 million Common Shares under a share option plan (see Note 14(d)).

(b)	Subsidiary with significant non-controlling interest

Our TELUS International (Cda) Inc. subsidiary is incorporated under the Business Corporations Act (British Columbia) and has geographically dispersed operations, with its principal places of business located in Asia, Central America, Europe and North America.

The following table presents changes in our economic and voting interests during the years ended December 31, 2024 and 2023, as reflected in the Consolidated statements of changes in owners’ equity.

	Economic interest [1]		Voting interest [1]
	2024	2023	2024	2023
Interest in TELUS International (Cda) Inc., beginning of period	56.0%	56.6%	85.4%	72.4%
Effect of
Issue of TELUS International (Cda) Inc. subordinate voting shares as consideration in business acquisition [2]	—	(1.4)	—	(0.2)
TELUS Corporation acquisition of shares from non-controlling interests [3]	2.0	0.9	0.3	1.2
Share-based compensation and other	(0.4)	(0.1)	—	—
Non-controlling interests conversion of multiple voting shares to subordinate voting shares	—	—	1.3	12.0
Interest in TELUS International (Cda) Inc., end of period	57.6%	56.0%	87.0%	85.4%

1	Our economic and voting interests differ due to the voting rights associated with the multiple voting shares held by TELUS Corporation.
2	Shares issued to non-controlling interests as WillowTree acquisition consideration for $171 million, of which $61 million was credited to contributed surplus in owners’ equity and the balance was credited to non-controlling interests.
3	Acquisition of shares from non-controlling interests for cash of $25 million (2023 – $57 million), of which $30 million was credited (2023 – $32 million was charged) to contributed surplus in owners’ equity and the balance was charged to non-controlling interests.

Summarized financial information

Summarized financial information for our TELUS International (Cda) Inc. subsidiary is set out in the accompanying table.

As at, or for the years ended, December 31 ($ in millions) [1]	2024	2023
Statement of financial position [1]
Current assets	$1,437	$1,122
Non-current assets	$5,493	$5,395
Current liabilities	$1,477	$990
Non-current liabilities	$2,639	$2,829
Statement of income and other comprehensive income
Revenue and other income	$3,724	$3,682
Net income (loss)	$(84)	$72
Comprehensive income	$85	$14
Statement of cash flows
Cash provided by operating activities	$537	$492
Cash used by investing activities	$(147)	$(1,273)
Cash provided (used) by financing activities	$(321)	$780

1	As required by IFRS Accounting Standards, this summarized financial information excludes inter-company eliminations.